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                                   EXHIBIT 21


                                  SUBSIDIARIES


Name                                                                State of Incorporation
----                                                                ----------------------
The Home Savings and Loan Company of Youngstown, Ohio               Ohio

Butler Wick Corp                                                    Ohio